UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01	Other Events.

On June 10, 2015, Starbucks Corporation (“Starbucks” or the “Company”) completed a public offering pursuant to an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, under which Starbucks agreed to issue and sell to the several underwriters (i) $500,000,000 aggregate principal amount of its 2.700% Senior Notes due June 15, 2022 (the “2022 Notes”) and (ii) $350,000,000 aggregate principal amount of its 4.300% Senior Notes due June 15, 2045 (the “2045 Notes” and, together with the 2022 Notes, the “Notes”).

The Notes are being issued under the Indenture, dated as of August 23, 2007 (the “Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of June 10, 2015 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

Starbucks will pay interest on the 2022 Notes on each June 15 and December 15, beginning on December 15, 2015. The 2022 Notes will mature on June 15, 2022. Before April 15, 2022 (two months prior to the maturity date of the 2022 Notes), Starbucks may, at any time, redeem the 2022 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on and after April 15, 2022, Starbucks may redeem the 2022 Notes at par, plus accrued and unpaid interest.

Starbucks will pay interest on the 2045 Notes on each June 15 and December 15, beginning on December 15, 2015. The 2045 Notes will mature on June 15, 2045. Before December 15, 2044 (six months prior to the maturity date of the 2045 Notes), Starbucks may, at any time, redeem the 2045 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on and after December 15, 2044, Starbucks may redeem the 2045 Notes at par, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event (which involves the occurrence of both a change of control and a below investment grade rating of either series of the Notes by Moody’s and S&P), Starbucks will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured debt from time to time outstanding. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Fourth Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) (the “Registration Statement”) and is incorporated herein by reference. The Fourth Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 1, 2015, between Starbucks Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 23, 2007, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) filed on September 3, 2013)

4.2	Fourth Supplemental Indenture, dated as of June 10, 2015, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee

4.3	Form of 2.700% Senior Notes due June 15, 2022 (included in Exhibit 4.2)

4.4	Form of 4.300% Senior Notes due June 15, 2045 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

5.2	Opinion of Sophie Hager Hume

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Sophie Hager Hume (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: June 10, 2015

	By:	/s/ Sophie Hager Hume
Sophie Hager Hume
vice president, assistant general counsel and assistant secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 1, 2015, between Starbucks Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 23, 2007, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) filed on September 3, 2013)

4.2	Fourth Supplemental Indenture, dated as of June 10, 2015, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee

4.3	Form of 2.700% Senior Notes due June 15, 2022 (included in Exhibit 4.2)

4.4	Form of 4.300% Senior Notes due June 15, 2045 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

5.2	Opinion of Sophie Hager Hume

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Sophie Hager Hume (included in Exhibit 5.2)